EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of SmartPros Ltd. (the "Company") on Form 10-QSB for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, the undersigned, Allen S. Greene, Chief Executive Officer of the Company, and Stanley P. Wirtheim, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

              A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.



                                                     /S/ ALLEN S. GREENE
                                                     ---------------------------
                                                         Allen S. Greene
                                                     Chief Executive Officer

                                                     /S/ STANLEY P. WIRTHEIM
                                                     ---------------------------
                                                         Stanley P. Wirtheim
                                                     Chief Financial Officer


August 7, 2007